EXHIBIT 21
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                         SUBSIDIARIES OF THE REGISTRANT

                                                        STATE OF CORPORATE
NAME                                                       INCORPORATION           % OWNED
----                                                    ------------------         -------
Advanced Medical Imaging Center, Inc.                        Delaware              100.00%
Affiliated Medical Imaging Network, Inc.                     California            100.00%
AH Imaging Center, Inc.                                      Delaware              100.00%
Columbus Diagnostic Center Inc.                              Delaware              100.00%
Commumity Radiology of Virginia Inc.                         Virginia              100.00%
Computerized Medical Imaging Center Inc.                     Delaware               56.90%
DI Imaging Center Inc.                                       Delaware              100.00%
Eastside Imaging, Inc.                                       Texas                 100.00%
Fannin Street Imaging, Inc.                                  Texas                 100.00%
FCA of Van Nuys, Inc.                                        Delaware              100.00%
Finance Funding Corp.                                        Florida               100.00%
First Choice Networks, Inc.                                  Florida               100.00%
Fort Bend Imaging, Inc.                                      Texas                 100.00%
Futurecare Affiliates, Inc.                                  Delaware              100.00%
Gulf Coast Imaging Services, Inc.                            Texas                 100.00%
Heights Imaging Center Inc.                                  Delaware              100.00%
Imaging Management Services Inc.                             Delaware              100.00%
Integrated Health Concepts Inc.                              Texas                  70.00%
Kaley Imaging, Inc.                                          Florida               100.00%
Laborde Diagnostic Inc.                                      Louisiana              80.00%
LB Imaging Center, Inc.                                      Delaware              100.00%
Medical Marketing Development, Inc.                          New York              100.00%
Medical Imaging Centers of America, Inc.                     California            100.00%
Medical Imaging Equipment Leasing, Inc.                      Florida               100.00%
MediTek-Broward, Inc.                                        Florida               100.00%
MediTek-Chatham Industries, Inc.                             Florida               100.00%
MediTek-Greystone, Inc.                                      Florida               100.00%
MediTek-HE, Inc.                                             Florida               100.00%
MediTek-ICOT, Inc.                                           Florida               100.00%
MediTek-Newark, Inc.                                         Florida               100.00%
MediTek-Palm Beach Gardens, Inc.                             Florida               100.00%
MediTek-Palms, Inc.                                          Florida               100.00%
MediTek-PBGMRI, Inc.                                         Florida               100.00%
MediTek-Premier North, Inc.                                  Florida               100.00%
MediTek-Premier, Inc.                                        Florida               100.00%
MediTek-Sun Coast, Inc.                                      Florida               100.00%
MediTek Anesthesia, Inc.                                     Florida               100.00%
MediTek Capital Corp.                                        Florida               100.00%
MediTek Gwinnet, Inc.                                        Florida               100.00%
MediTek Health Care Management, Inc.                         Florida               100.00%
MediTek Health Corporation                                   Florida               100.00%
MediTek Industries, Inc.                                     Florida               100.00%
MediTek Therapy, Inc.                                        Florida               100.00%
MICA CAL II, Inc.                                            California            100.00%
MICA CAL X, Inc.                                             California            100.00%
MICA FLO I, Inc.                                             California            100.00%
MICA Imaging, Inc.                                           Illinois              100.00%
MICA OR I, Inc.                                              California            100.00%


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MICA Pacific, Inc.                                           California            100.00%
Modesto Imaging Center Inc.                                  Delaware              100.00%
Owner Diagnostics, Inc.                                      California             67.53%
San Antonio Diagnostic Imaging, Inc. (f/k/a Hamiltion
    Wolfe Imaging, Inc.)                                     Texas                 100.00%
San Francisco Magnetic Resonance Center, Inc.                Delaware              100.00%
Santa Fe Imaging Center Inc.                                 Delaware              100.00%
South Coast Radiologists, A Corporation                      Oregon                100.00%
Steeplechase Diagnostic Center, Inc.                         Texas                 100.00%
Townley Group, Inc.                                          California             50.10%
US Cancer Care, Inc.                                         California             51.00%
US Imaging, Inc.                                             Texas                 100.00%
USD  Dayton Inc.                                             Delaware              100.00%
Medical Diagnostics, Inc.                                    Delaware              100.00%
Western Massachusetts Magnetic Resonance Services, Inc.      Massachusetts         100.00%
MRI Associates, Inc.                                         Massachusetts         100.00%
MDI Investments, Inc.                                        Massachusetts         100.00%
Greater Boston MRI Services, Inc.                            Massachusetts         100.00%
Mobile MRI of Western Mass., Inc.                            Massachusetts         100.00%
Central Massachusetts MRI Services, Inc.                     Massachusetts         100.00%
Casco Bay MR Services, Inc.                                  Maine                 100.00%
MDI Finance & Leasing, Inc.                                  Massachusetts         100.00%
Merrimack Scanning, Inc.                                     New Hampshire         100.00%
MDI-New York, Inc.                                           New York              100.00%
Meritus PLS, Inc.                                            Virginia              100.00%
Greater Springfield MRI, Inc.                                Massachusetts         100.00%
MICA CAL III, Inc.                                           California            100.00%
MICA CAL IV, Inc.                                            California            100.00%
MICA CAL I, Inc.                                             California            100.00%
MediTek-Wellington Corp.                                     Florida               100.00%
MICA CAL VII, Inc.                                           California            100.00%
MediTek-Winter Park, Inc.                                    Florida               100.00%
Orange Park Diagnostic Center, Inc.                          Delaware              100.00%
LINC Medical Imaging, Inc.                                   Delaware              100.00%
FCA Management, Inc.                                         Delaware              100.00%
USDL Pittsburgh, Inc.                                        Delaware              100.00%
US Heartcare Management, Inc. (f/k/a Lee Imaging Group)      New York              100.00%
Chatham MRI, Inc.                                            New Jersey            100.00%
Salisbury Imaging Inc.                                       Florida               100.00%
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